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NORTHERN FUNDS -- EQUITY FUNDS
SUPPLEMENT DATED MAY 14, 2007 TO PROSPECTUS DATED JULY 31, 2006



The following replaces the third paragraph under "Fund Management" on page 37 of the Prospectus:

Effective March 12, 2007, the managers for the ENHANCED LARGE CAP FUND are Peter Stournaras, Senior Vice President of Northern Trust, and Joseph E. Wolfe, Vice President of Northern Trust. Mr. Stournaras has had such responsibility since March 2007 and Mr. Wolfe since December 2005. Mr. Stournaras, who joined Northern Trust in July 2006, is a senior portfolio manager and researcher in Northern Trust's quantitative group. From 1998 to 2006, Mr. Stournaras was with Legg Mason/Citigroup Asset Management where he was a director of quantitative analysis as well as a quantitative analyst and senior portfolio manager. Since joining Northern Trust in 2005, Mr. Wolfe has been a quantitative group portfolio manager and researcher. From March 2001 to February 2005, Mr. Wolfe was a senior quantitative analyst with the State Teachers Retirement System in Ohio.

The following replaces the fourth paragraph under "Fund Management" on page 37 of the Prospectus:

Effective March 12, 2007, the manager for the GROWTH EQUITY FUND is John S. Cole, Senior Vice President of Northern Trust. Mr. Cole has had such responsibility since July 2005. Mr. Cole joined Northern Trust in 2005. From 1997 to 2005, Mr. Cole was with Lincoln Equity Management, LLC. From 2003 to 2005, he served as the Chief Operating Officer and Managing Director and during the past five years he has managed various equity portfolios.

The following replaces the fifth paragraph under "Fund Management" on page 37 of the Prospectus:

Effective March 31, 2007, the managers for the INCOME EQUITY FUND are Theodore
T. Southworth, Senior Vice President of Northern Trust, and Jackie M. Benson, Vice President of Northern Trust. Mr. Southworth has had such responsibility since 1995, and Ms. Benson since March 2007. Mr. Southworth joined Northern Trust in 1984 and during the past five years has managed various equity portfolios. Prior to joining Northern Trust in September 2004, Ms. Benson was a director and senior high yield analyst within Banc One Capital Markets. From 1999 to 2002, she was with Zurich Scudder Investments where she was a portfolio manager.

The following replaces the seventh paragraph under "Fund Management" on page 37 of the Prospectus:

Effective March 12, 2007, the managers for the LARGE CAP VALUE FUND are Robin R. Kollannur and Betsy Turner, each a Senior Vice President of Northern Trust, and Stephen G. Atkins and Donna Renaud, each a Vice President of Northern Trust. Mr. Kollannur has had such responsibility since July 2006, Ms. Turner since January 2004, Mr. Atkins since September 2004 and Ms. Renaud since March 2007. Mr. Kollannur and Ms. Renaud joined Northern Trust in August 2004, Ms. Turner and Mr. Atkins both joined in May 2000. Since joining Northern Trust, each has managed various equity and fixed income portfolios. From 2003 to 2004,

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Mr. Kollannur was Chief Executive Officer of Medius Capital Group, specializing in value equity investments. From 1996 to 2003, he was a senior value equity portfolio manager and analyst with Brandes Investment Partners, LP. From 1999 to 2004, Ms. Renaud was President of Renaud Asset Management Advisors, Inc., where she also served as portfolio manager.

The following replaces the eighth paragraph under "Fund Management" on page 37 of the Prospectus:

Effective March 12, 2007, the manager for the MID CAP GROWTH FUND is David P. Kalis, Senior Vice President of Northern Trust. Mr. Kalis has had such responsibility since joining Northern Trust in November 2006. From 1995 to 2006, Mr. Kalis was a partner in the equity research group at Segall Bryant & Hamill Investment Counsel.

The following replaces the tenth paragraph under "Fund Management" on page 37 of the Prospectus:

Effective March 12, 2007, the manager for the SMALL CAP GROWTH FUND is Matthew Peron, Senior Vice President of Northern Trust. Mr. Peron has had such responsibility since March 2007. Mr. Peron joined Northern Trust in November 2005. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. From 2002 to 2005, he was a principal of Banc One Capital Markets and a fixed income and equity derivatives risk manager of Bank One. From 1997 to 2002, he was an equity portfolio manager and quantitative analyst at Lincoln Capital Management.

The following replaces the fifth paragraph under "Financial Intermediaries" on page 50 of the Prospectus:

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Funds. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Northern Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all of a portion of the annual fees earned by the Investment Advisers (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or its shareholders.